Exhibit 10.22.2

CONSENT NO. 1 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT

AGREEMENT

This CONSENT NO. 1 TO SECOND AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT, dated as of January 20, 2021 and effective as of September 30, 2020 (subject to the conditions set forth in Section 1.11 hereof) (this “Consent”), is entered into by and between BENEFICIENT CAPITAL COMPANY II, L.L.C. f/k/a Beneficient Capital Company, L.L.C, as borrower (the “Borrower”), BENEFICIENT COMPANY HOLDINGS, L.P. (“Holdings”) and HCLP NOMINEES, L.L.C. (“HCLP”), as Lender under the Second Lien Credit Agreement (as defined below) (in such capacity, the “Second Lien Lender”), in respect of the Second Lien Credit Agreement. Capitalized terms used in this Consent and not otherwise defined shall have the meaning assigned to such terms in the Second Lien Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Second Lien Lender, GWG Holdings, Inc. (“GWG”), GWG Life, LLC (“GWG Life”), GWG DLP Funding V Holdings, LLC (the “Equity Owner”) and The Beneficient Company Group, L.P. (the “Parent”) have entered into that certain Second Amended and Restated Second Lien Credit Agreement, dated as of August 13, 2020 (as amended, restated, supplemented or otherwise modified on or prior to the date hereof, the “Second Lien Credit Agreement”);

WHEREAS, the Borrower has advised the Second Lien Lender that the agreements attached as Exhibit A hereto (the “Exchange Agreements”) have been executed, and such Exchange Agreements provide, as further set forth therein, that each Applicable LiquidTrust (as defined below) has agreed to transfer a 100% interest in the applicable Applicable Custody Trust (as defined below) (i.e., the Applicable Custody Trust with the number in its name corresponding to the number in the name of the Applicable LiquidTrust and Applicable Exchange Trust that is party to such Exchange Agreement) to the Applicable Exchange Trust (as defined below) party to such Exchange Agreement, in exchange for the transfer by such Applicable Exchange Trust to such Applicable LiquidTrust of the applicable Securities (consisting of certain common units of Parent, common stock of GWG and seller trust L bonds of GWG, as further described in such Exchange Agreement) (the “Securities”) and to effect the other transactions contemplated therein (the “Exchange Transactions”);

WHEREAS, after giving effect to the Exchange Transactions, (a) each Applicable Custody Trust shall remain a Guarantor of the Loans under the Second Lien Credit Agreement and (b) the Liens granted by such Applicable Custody Trust on its assets pursuant to the DST Security Agreement in favor of the Second Lien Lender shall remain valid and perfected Liens to the same extent as immediately prior to the Exchange Transactions;

WHEREAS, Holdings and the Second Lien Lender will use commercially reasonable efforts to cause such Securities to be pledged to the Second Lien Lender as collateral, resulting in a possible net increase in Collateral Value;

WHEREAS, the Borrower has advised the Second Lien Lender that it desires to distribute all of its assets and liabilities to Holdings (the “BCH Distribution”);

WHEREAS, the Borrower and Holdings have advised the Second Lien Lender that they desire that Holdings assume the obligations of the Borrower under the Second Lien Credit Agreement and the other Loan Documents;

WHEREAS, the Borrower has advised the Second Lien Lender that it desires to distribute all of the assets and liabilities of Beneficient Management Holdings, L.P., a wholly owned indirect subsidiary of the Borrower, to Holdings (the “BMH Distribution”);

WHEREAS, the Borrower has advised the Second Lien Lender that it desires to distribute all of the assets and liabilities of Beneficient Administration and Clearing Company, L.L.C., a wholly owned indirect subsidiary of the Borrower, to Holdings (the “BACC Distribution” and together with the BCH Distribution, and the BMH Distribution, the “Distributions”);

WHEREAS, the Borrower and Holdings have advised the Second Lien Lender that they desire to transfer (whether by assignment, contribution, amendment of the Funding Trust Loan Agreements or otherwise) the rights in certain of the applicable Funding Trust Loan Agreements and with respect to certain of the Funding Trust Loans, in each case, held by the Borrower (or which may be held by Holdings following the BCH Distribution), to PEN Indemnity Insurance Company, Ltd., a Bermuda company (the “Funding Trust Loans Transfer”);

WHEREAS, the Borrower has advised the Second Lien Lender that it changed its name to Beneficient Capital, L.L.C., and promptly thereafter, to Beneficient Capital Company II, L.L.C. (the “Name Change”); and

WHEREAS, the Borrower has requested that the Second Lien Lender consent to certain of the foregoing transactions and agree to certain other terms and conditions set forth in this Consent, and the Second Lien Lender will consent to such transactions and agree to such other terms and conditions to the extent set forth herein, subject to the agreements of the Borrower and Holdings set forth herein and the other terms and conditions set forth herein.

NOW THEREFORE, in consideration of the premises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.1 Defined Terms.

As used in this Consent, the following terms shall have the meanings set forth below:

(a) “Applicable Custody Trusts” shall mean each of the LT-21 Custody Trust, the LT-22 Custody Trust, the LT-23 Custody Trust, the LT-24 Custody Trust, the LT-25 Custody Trust and the LT26 Custody Trust.

(b) “Applicable Exchange Trusts” shall mean each of the LT-21 Exchange Trust, the LT22 Exchange Trust, the LT-23 Exchange Trust, the LT- Exchange Trust, the LT-25 Exchange Trust and the LT-26 Exchange Trust.

(c) “Applicable LiquidTrusts” shall mean each of the LT-21 LiquidTrust, the LT-22 LiquidTrust, the LT-23 LiquidTrust, the LT-24 LiquidTrust, the LT-25 LiquidTrust and the LT-26 LiquidTrust.

Section 1.2 Consents with respect to the Exchange Transactions. Notwithstanding anything in the Second Lien Credit Agreement or the other Loan Documents to the contrary, the Second Lien Lender hereby (a) consents to the Exchange Transactions, (b) for the avoidance of doubt, agrees that the Exchange Transactions and the direct consequences thereof shall not constitute a Default or Event of Default under the Second Lien Credit Agreement or the other Loan Documents, (c) agrees that any Underlying Investment

Fund of any Applicable Custody Trust shall not cease to be an Eligible Underlying Investment solely as a result of the Exchange Transactions and (d) agrees that no prepayment of the Loans shall be due as a result of the Exchange Transactions; provided, however, that notwithstanding anything to the contrary herein, the Second Lien Lender’s consent to the Exchange Transactions is strictly conditioned, with respect to the transactions contemplated by the Exchange Transactions, on any transfer of any Collateral or other assets (real or personal) subject to Liens in favor of Second Lien Lender pursuant to the Second Lien Credit Agreement or the other Loan Documents as of immediately prior to the Exchange Transactions remaining subject to such Liens in favor of the Second Lien Lender as of immediately after the consummation of the Exchange Transactions; provided, further, that notwithstanding anything to the contrary herein, no consent made pursuant hereto extinguishes, novates or releases any right, lien, claim, Lien, security interest or entitlement of the Second Lien Lender created by or contained in the Second Lien Credit Agreement or any other Loan Documents.

Section 1.3 Additional Exchange Transactions Related Agreements. Notwithstanding anything to the contrary in Section 1.2 hereof, each of the Borrower and the Second Lien Lender agree that if any of the Applicable Exchange Trusts shall grant a Lien on the interests in the Applicable Custody Trust which it receives pursuant to the applicable Exchange Transaction, the Underlying Investment Funds of such Applicable Custody Trust shall cease to be Eligible Underlying Investments, in each case other than (a) any Liens in favor of the Senior Lender or the Second Lien Lender and (b) Liens described in clauses (a) and (e) of the definition of Permitted Encumbrances.

Section 1.4 Consents with respect to the Distributions. Notwithstanding anything in the Second Lien Credit Agreement or the other Loan Documents to the contrary, the Second Lien Lender hereby (a) consents to the Distributions and (b) for the avoidance of doubt, agrees that the Distributions and the direct consequences thereof shall not constitute a Default or Event of Default under the Second Lien Credit Agreement or the other Loan Documents; provided, however, and notwithstanding anything to the contrary, the Second Lien Lender’s consent to the Distributions is subject to any transfer of Collateral or other assets being made expressly subject to any existing Liens in favor of Second Lien Lender. Nothing hereunder is intended to release or otherwise satisfy any Liens in favor of Second Lien Lender (except that such Liens previously granted by the Borrower will instead be granted by Holdings following the BCH Distribution); provided, however, and notwithstanding anything to the contrary, the Second Lien Lender’s consent to the Distributions is strictly conditioned on the Distributions expressly providing by their written terms that any Collateral or other assets (real or personal) subject to Liens in favor of Second Lien Lender pursuant to the Second Lien Credit Agreement or the other Loan Documents that are transferred pursuant to the Distributions are and will remain subject to such Liens in favor of Second Lien Lender and are being made expressly subject to such Liens in favor of Second Lien Lender; provided further, and notwithstanding anything to the contrary, no consent made pursuant hereto extinguishes, novates or releases any right, lien, claim, Lien, security interest or entitlement of the Second Lien Lender created by or contained in the Second Lien Credit Agreement or any other Loan Documents.

Section 1.5 Additional Related Agreements. Holdings agrees that upon the consummation of the BCH Distribution, (i) it hereby accepts all of the rights and assumes all of the obligations of the Borrower under the Second Lien Credit Agreement and the other Loan Documents, and (ii) it shall give written notice to Second Lien Lender as soon as practicable (but in no event later than 2 Business Days) after the closing of the BCH Distribution. The Second Lien Lender hereby consents to Holdings accepting all of the rights and assuming all of the obligations of the Borrower under the Second Lien Credit Agreement and the other Loan Documents. Upon the consummation of the BCH Distribution, for good and valuable consideration, (a) Borrower hereby irrevocably assigns, transfers and conveys all of its rights, duties, indebtedness, liabilities and obligations under the Second Lien Credit Agreement and the other Loan Documents, and any Notes delivered thereunder, to Holdings, and (b) Holdings hereby irrevocably accepts such assignment, transfer and conveyance from Borrower. Upon and after the consummation of the BCH Distribution,

Holdings hereby (i) agrees to be bound by all of the terms, conditions and provisions of, (ii) assumes all of the rights, duties, liabilities and obligations of Borrower under, and (iii) agrees that it will perform and discharge all covenants, terms, provisions and agreements of Borrower under, the Second Lien Credit Agreement and any Notes delivered thereunder, in each case as they may be amended pursuant to the Contemplated Amendments, as though it were an original signatory thereto.

Section 1.6 Consents with respect to the Funding Trust Loans Transfer. Notwithstanding anything in the Second Lien Credit Agreement or the other Loan Documents to the contrary, the Second Lien Lender hereby (a) consents to the Funding Trust Loans Transfer and (b) for the avoidance of doubt, agrees that the Funding Trust Loans Transfer and the direct consequences thereof shall not constitute a Default or Event of Default under the Second Lien Credit Agreement or the other Loan Documents; provided, however, and notwithstanding anything to the contrary, the Second Lien Lender’s consent to the Funding Trust Loans Transfer is strictly conditioned on the documentation with respect to the Funding Trust Loans Transfer expressly providing by their written terms that any transfer of any Collateral or other assets (real or personal) subject to Liens in favor of Second Lien Lender pursuant to the Second Lien Credit Agreement or the other Loan Documents are and will remain subject to such Liens in favor of Second Lien Lender and are being made expressly subject to such Liens in favor of Second Lien Lender; provided further, and notwithstanding anything to the contrary, no consent made pursuant hereto extinguishes, novates or releases any right, lien, claim, Lien, security interest or entitlement of the Second Lien Lender created by or contained in the Second Lien Credit Agreement or any other Loan Documents.

Section 1.7 Additional Funding Trust Loans Transfer Related Agreements. The Borrower and Holdings agree that, pursuant to the Contemplated Amendments (as defined below) (and such other documentation as may be required), they will (a) cause the payees of the Funding Trust Loans to instruct the payors thereon to pay the proceeds due thereon (as and when due) into one or more deposit accounts of the Borrower or Holdings that are subject to Account Control Agreements (or, to the extent any payee receives any such proceeds directly, such payee shall, within one Business Day, cause such proceeds to be transferred to the Borrower or Holdings (either directly into a deposit account that is subject to an Account Control Agreement, or for deposit by the Borrower or Holdings into an account that is subject to an Account Control Agreement as promptly as practicable thereafter) and (b) cause each Person which acquires rights in the Funding Trust Loan Agreements and with respect to the Funding Trust Loans pursuant to the Funding Trust Loans Transfers, to guarantee the obligations under the Second Lien Credit Agreement and the other Loan Documents.

Section 1.8 Consents with respect to the Name Change. Notwithstanding anything in the Second Lien Credit Agreement or the other Loan Documents to the contrary, the Second Lien Lender hereby (a) consents to the Name Change and (b) for the avoidance of doubt, agrees that the Name Change and the direct consequences thereof shall not constitute a Default or Event of Default under the Second Lien Credit Agreement or the other Loan Documents.

Section 1.9 Second Lien Credit Agreement Amendments. Reasonably promptly following the occurrence of the later to occur of the Distributions and the Funding Trust Loans Transfers, Holdings (as successor “Borrower” pursuant to the BCH Distribution) and the Second Lien Lender shall execute one or more amendments (or other modifications) to the Second Lien Loan Agreement (and, as applicable, any other Loan Documents), as well as any legal opinions reasonably requested by Second Lien Lender with respect to New York law and, to the extent customary and acceptable to Willkie Farr & Gallagher LLP, Delaware law, in form and substance reasonably acceptable to Holdings and Second Lien Lender, to implement (in furtherance of any implementation already provided pursuant to this Consent) the assumption of the Borrower’s rights and obligations by Holdings and the other amendments contemplated by this Consent, and to make such other modifications as Second Lien Lender may reasonably deem to be required or appropriate to effect or reflect the transactions contemplated hereby (collectively, the “Contemplated Amendments”).

Section 1.10 Additional Collateral. Holdings and the Second Lien Lender will use commercially reasonable efforts to cause the Securities (whether then owned by the Applicable LiquidTrusts or any other Person) to be pledged to the Second Lien Lender as collateral for the Obligations. Upon the pledge of such Securities and for so long as such Securities remain pledged, notwithstanding anything in the Second Lien Credit Agreement (including the definition of Collateral Value therein) or the other Loan Documents to the contrary, the Second Lien Lender hereby agrees that the market value of such Securities as of the applicable date of determination shall be added to the calculation of the Collateral Value.

Section 1.11 Conditions Precedent. This Consent shall be deemed effective as of September 30, 2020 solely upon:

(a) the Second Lien Lender’s (or it’s designee’s) receipt of counterparts of this Consent duly executed by each party hereto;

(b) the effectiveness of a consent to the Senior Credit Agreement on substantially similar terms to this Consent in form acceptable to the Second Lien Lender (the “Senior Credit Agreement Consent”); and

(c) the substantially concurrent consummation of the BCH Distribution; and

(d) the filing of a UCC-3 financing statement amendment reflecting the change in the Borrower’s name in form and substance acceptable to Second Lien Lender.

Section 1.12 Representations and Warranties. The Borrower and Holdings represent and warrant to the Second Lien Lender that:

(a) The representations and warranties of the Borrower and Holdings set forth in the Loan Documents are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by Material Adverse Effect or any other materiality qualifier) on and as of the date hereof, except to the extent that such representations and warranties are by their terms made as of a specified date, in which case they are true and correct in all material respects (or in all respects if the applicable representation and warranty is qualified by Material Adverse Effect or any other materiality qualifier) as of such specified date.

(b) At the time of and immediately after giving effect to this Consent, no Default has occurred and is continuing.

(c) This Consent has been duly executed and delivered by the Borrower and Holdings. This Consent (with respect to the Borrower and Holdings) and the Second Lien Credit Agreement (as modified by this Consent) (with respect to the Borrower) constitute legal, valid and binding obligations of such Person, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(d) The execution and delivery by the Borrower and Holdings of this Consent and the performance by the Borrower and Holdings of this Consent and, with respect to the Borrower, the Second Lien Credit Agreement (as modified by this Consent), have been duly authorized by all necessary corporate or other organizational action, and (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will not violate any Requirement of Law applicable to Holdings, the Borrower or any Subsidiary, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding upon Holdings, the Borrower or any Subsidiary or the assets of Holdings, the Borrower or any Subsidiary, or give rise to a right thereunder to require any payment to be made by Holdings, the Borrower or any Subsidiary, and (iv) will not result in the creation or imposition of any Lien on any asset of Holdings, the Borrower or any Subsidiary, except Liens created pursuant to the Loan Documents and Senior Loan Documents.

(e) No consent is required under the Second Lien Credit Agreement or under any other Loan Documents by any of GWG, GWG Life, the Equity Owner or the Parent with respect to this Consent or the transactions contemplated hereby (other than as may be required in connection with the Contemplated Amendments).

Section 1.13 Consent to Senior Credit Agreement Consent. To the extent required by the Subordination Agreement, the Second Lien Lender hereby consents to the Senior Credit Agreement Consent.

Section 1.14 Continuing Effectiveness; Etc.

(a) Upon the effectiveness of this Consent, each reference in the Second Lien Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Second Lien Credit Agreement as modified hereby and each reference to the Second Lien Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection the Second Lien Credit Agreement shall mean and be a reference to the Second Lien Credit Agreement as modified hereby.

(b) Except as specifically amended hereby, the Second Lien Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Notwithstanding anything to the contrary herein, the Borrower and Holdings (i) agree that, except as specifically provided herein, this Consent and the transactions contemplated hereby shall not limit or diminish the obligations of the Borrower or Holdings or any other party, as applicable, arising under or pursuant to the Second Lien Credit Agreement or the other Loan Documents to which it is a party, (ii) reaffirm their respective obligations under the Second Lien Credit Agreement (to the extent party thereto) and each and every other Loan Document to which such Person is a party (in each case, as modified hereby, as applicable) and (iii) reaffirm (x) all Liens on the Collateral which have been granted by it in favor of the Second Lien Lender pursuant to any of the Loan Documents and (y) all filings made with any Governmental Authority in connection with such Liens, as applicable. EXCEPT AS EXPRESSLY SET FORTH IN THIS CONSENT, NOTHING IN THIS CONSENT EXTINGUISHES, NOVATES OR RELEASES ANY RIGHT, CLAIM, LIEN, SECURITY INTEREST OR ENTITLEMENT OF THE SECOND LIEN LENDER CREATED BY OR CONTAINED IN THE SECOND LIEN CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENTS NOR IS THE BORROWER NOR HOLDINGS NOR ANY OTHER PARTY RELEASED FROM ANY COVENANT, WARRANTY OR OBLIGATION CREATED BY OR CONTAINED HEREIN OR THEREIN.

(c) Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Consent shall not operate as a waiver of any right, power or remedy of Second Lien Lender nor constitute a waiver of any provision of the Second Lien Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

(d) This Consent shall constitute a Loan Document under the Second Lien Credit Agreement.

Section 1.15 CHOICE OF LAW. THIS CONSENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

Section 1.16 Execution in Counterparts. This Consent may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Consent by facsimile transmission or other electronic transmission (i.e., a “pdf”) shall be effective as delivery of a manually executed counterpart hereof.

Section 1.17 Successors and Assigns. This Consent shall be binding upon the Borrower, the Second Lien Lender and their respective successors and assigns, and shall inure to the benefit of the Borrower, the Second Lien Lender and their respective successors and assigns.

Section 1.18 Integration. This Consent contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.

Section 1.19 Headings. Section headings in this Consent are included herein for convenience or reference only and shall not constitute a part of this Consent for any other purpose.

Section 1.20 RELEASE OF CLAIMS. TO INDUCE THE SECOND LIEN LENDER TO ENTER INTO THIS CONSENT, EACH OF THE BORROWER AND HOLDINGS (THE “RELEASING PARTIES”) HEREBY (A) REPRESENTS AND WARRANTS THAT AS OF THE DATE OF THIS CONSENT THERE ARE NO CLAIMS OR OFFSETS AGAINST OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE SECOND LIEN CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, DEFENSES, OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE OF THIS CONSENT (THE “RELEASED CLAIMS”), (B) RELEASES AND FOREVER DISCHARGES EACH INDEMNITEE FROM ANY AND ALL SUCH RELEASED CLAIMS, AND (C) COVENANTS NOT TO ASSERT (AND NOT TO ASSIST OR ENABLE ANY OTHER PERSON TO ASSERT) ANY RELEASED CLAIM AGAINST EACH INDEMNITEE. THE RELEASING PARTIES ACKNOWLEDGE AND AGREE THAT SUCH RELEASE IS A GENERAL RELEASE OF ANY AND ALL RELEASED CLAIMS THAT CONSTITUTES A FULL AND COMPLETE SATISFACTION FOR ALL OR ANY ALLEGED INJURIES OR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE RELEASED CLAIMS, ALL OF WHICH ARE HEREIN COMPROMISED AND SETTLED.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their duly authorized officers as of the date hereof.

BENEFICIENT CAPITAL COMPANY II, L.L.C. (f/k/a Beneficient Capital Company, L.L.C.), as the Borrower By:

/s/ Art Damoulakis
Name: Art Damoulakis
Title: Authorized Signatory

Signature Page to

Consent No. 1 to Second Lien Credit Agreement Beneficient

Capital Company, L.L.C.

BENEFICIENT COMPANY HOLDINGS, L.P.

/s/ Greg Ezell
Name: Greg Ezell
Title: Authorized Signatory

Signature Page to

Consent No. 1 to Second Lien Credit Agreement Beneficient

Capital Company, L.L.C.

HCLP NOMINEES, L.L.C., as the Second Lien Lender

By: CROSSMARK MASTER HOLDINGS, LLC, its Manager

By:	/s/ David Wickline
Name: David Wickline
Title: Manager

Signature Page to

Consent No. 1 to Second Lien Credit Agreement Beneficient

Capital Company, L.L.C.

Exhibit A

Contribution and Exchange Agreements

(Attached)